FSS1 P-1 12/13

SUPPLEMENT DATED DECEMBER 26, 2013

TO THE PROSPECTUS DATED SEPTEMBER 1, 2013

OF

FRANKLIN STRATEGIC SERIES

(Franklin Flex Cap Growth Fund, Franklin Focused Core Equity Fund, Franklin Growth Opportunities Fund, Franklin Small Cap Growth Fund, Franklin Small-Mid Cap Growth Fund)

The Prospectus is amended as follows:

I. For the Franklin Focused Core Equity Fund, the Franklin Growth Opportunities Fund and the Franklin Small Cap Growth Fund, under the “Fund Summaries – Fees and Expenses of the Fund - Annual Fund Operating Expenses” tables the Management fees footnote 1 is revised as follows:

Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund's investment management agreement with its fund administration agreement effective May 1, 2013. Such combined investment management fees are described further under "Management" in the Fund's prospectus. Total annual fund operating expenses are not affected by such bundling.

II. For the Franklin Growth Opportunities Fund, the portfolio management team under the "Fund Summaries – Portfolio Managers" section on page 21 is revised as follows:

Portfolio Managers

GRANT BOWERS   Vice President of Advisers and portfolio manager of the Fund since 2007.

CONRAD B. HERRMANN, CFA   Senior Vice President of Advisers and portfolio manager of the Fund since inception (1999).

III. For the Franklin Growth Opportunities Fund, the portfolio management team under the "Fund Details - Management" section on page 64 is revised as follows:

GRANT BOWERS   Vice President of Advisers

Mr. Bowers has been the lead portfolio manager of the Fund since 2007. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1993.

CONRAD B. HERRMANN, CFA   Senior Vice President of Advisers

Mr. Herrmann has been a portfolio manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1989.

Please keep this supplement for future reference.